-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                                 July 25, 1997



                           FAMILY GOLF CENTERS, INC.

             (Exact Name of Registrant as Specified in its Charter)

    Delaware                        0-25098                     11-3223246
---------------                ----------------               -------------
(State or other                (Commission File               (IRS Employer
jurisdiction of                     Number)                Identification No.)
incorporation)

                              225 Broadhollow Road
                            Melville, New York 11747
                    ----------------------------------------
                    (Address of principal executive offices)

                    Registrant's Telephone Number, including
                           area code: (516) 694-1666


                 (Former Address, if changed since last report)

    Item 2.   Acquisition or Disposition of Assets.
              ------------------------------------
           A. Leisure Complexes, Inc. and The Ponds Golf Center
              -------------------------------------------------

              On July 25, 1997, Family Golf Centers, Inc. (the "Company") acquired, by means of a merger, Leisure Complexes, Inc., a New York corporation ("LCI"). LCI owns and operates a new 170,000 square-foot state-of-the-art family entertainment complex, in Lake Grove, New York, which includes, among other things, an ice hockey rink, bowling lanes, a virtual reality batting cage, an Iwerks Motion Master Theatre, a variety of indoor amusements, restaurants and a conference center. LCI also owns and operates seven bowling centers throughout Long Island, New York.

              Pursuant to the Agreement and Plan of Merger (the "LCI Merger Agreement"), dated as of July 25, 1997, among the Company, Lake Grove Family Golf Centers, Inc., a New York corporation and a wholly-owned subsidiary of the Company ("Merger Sub") and LCI, LCI merged with and into Merger Sub, whereupon the separate corporate existence of LCI ceased and Merger Sub continued as the surviving corporation. The merger consideration consisted of (i) an aggregate of 509,090 shares of the common stock, $.01 par value per share, of the Company (the "Common Stock")(40,000 shares of which have been placed in escrow for one year to satisfy indemnification claims of the Company, if any, under the Merger Agreement), and (ii) warrants to purchase an aggregate of 55,537 of the Company's Common Stock at an exercise price of $27.50 per share. Immediately prior to the merger, Merger Sub funded the redemption of LCI's outstanding Convertible Redeemable Preferred Stock in the amount of approximately $2 million. The Merger Sub also assumed approximately $30 million of LCI's existing indebtedness. Approximately $2 million of such assumed debt was satisfied at closing and $27 million of which was refinanced with The Chase Manhattan Bank.

              The Company also entered into a long term lease with LCI's affiliate, Three Grove Partners, a New York limited partnership ("Three Grove") to lease the property on which there is an 18-hole executive golf course, driving range and related facilities previously operated as "The Ponds at Lake Grove Golf Center." The Company also acquired certain assets from Three Grove. The acquired assets included (i) certain leasehold improvements on the leased property, and (ii) certain equipment, fixtures, personal property and contracts used in connection with the operation of the golf center (the "Lake Grove Assets").

              Pursuant to the Purchase Agreement, dated as of June 1, 1997, between the Company and Three Grove, the Company purchased the Lake Grove Assets for $2,000,000.00 in cash ($100,000.00 of which was placed in escrow for one year to satisfy indemnification claims of the Company, if any, under the Purchase Agreement). The source of funds for the acquisition was derived from the Company's working capital and the draw down of $2.4 million from the Company's Credit Facility with The Chase Manhattan Bank.

              The Company intends to continue operating LCI's business operations and The Ponds at Lake Grove Golf Center in substantially the same manner as previously conducted and to add certain additional amenities, such as batting cages and miniature golf, to the golf center.

     B. Other Acquisitions
        ------------------


              Palm Royale Golf Club
              ---------------------

              On June 30, 1997, the Company acquired certain assets from Palm Lake Partners, Ltd., a Colorado limited partnership. The acquired assets included (i) approximately 25 acres of real property in Palm Desert, California on which there is an 18-hole, par 3 golf course, pro-shop and related facilities previously operated as the "Palm Royale Golf Club" and (ii) certain equipment, fixtures, personal property and contracts used in connection with the operation of the golf course.

              The Company intends to continue operating the golf course in substantially the same manner as previously conducted.

              Supersports Family Fun Park
              ---------------------------

              On June 30, 1997, the Company acquired certain assets from Carver Golf Enterprises, Inc., a Massachusetts corporation (the "Seller"). The acquired assets included (i) the Seller's leasehold interest in approximately 19 acres of real property in Carver, Massachusetts on which there is a driving range, miniature golf course, bumper boats, batting cages, go-cart track and video arcade game room previously operated as the "Supersports Family Fun Park" and (ii) certain equipment, fixtures, personal property and contracts used in connection with the operation of the fun park. The ground lease includes an option to purchase the property within the next five years.

              The Company intends to continue operating the fun park in substantially the same manner as previously conducted.

              Divot City Golf Center
              ----------------------

              On June 26, 1997, the Company acquired certain assets from Divot City, a California limited partnership (the "Seller"). The acquired assets included (i) the Seller's leasehold interest in approximately 16 acres of real property in Milpitas, California on which there is a driving range, miniature golf course, pro shop and related facilities previously operated as the "Divot City Golf Center" and (ii) certain equipment, fixtures, personal property and contracts used in connection with the operation of the golf center.

              The Company intends to continue operating the golf center in substantially the same manner as previously conducted.

              Southampton Golf Center
              -----------------------

              On June 5, 1997, the Company acquired, by means of a merger, Pinley Enterprises, Ltd., a Pennsylvania corporation ("PEL"). PEL owns 12 acres of real property on which there is a driving range, miniature golf course, pro shop and related facilities previously operated as the "Southampton Golf Center" by an affiliate of PEL, Southampton Family Golf Center, Inc., a Pennsylvania corporation ("SFGC").

Simultaneously with the merger, the Company acquired certain assets of SFGC. The acquired assets included certain equipment, fixtures, personal property and contracts used in connection with the operation of the Southampton Golf Center.

              The Company intends to continue operating the golf center in substantially the same manner as previously conducted.

              Rio Salado Golf Course
              ----------------------

              On April 25, 1997, the Company acquired certain assets from LaSalle National Bank, a national banking association, as trustee under that certain Trust Indenture dated February 20, 1990 (the "Seller"). The acquired assets included (i) the Seller's leasehold interest in approximately 70 acres of real property in Tempe, Arizona on which there is a 9-hole executive golf course, driving range, pro shop and related facilities previously operated as the "Rio Salado Golf Course" and (ii) certain equipment, fixtures, personal property and contracts used in connection with the operation of the golf course.

              The Company intends to continue operating the golf course in substantially the same manner as previously conducted.

              San Bruno Golf Center
              ---------------------

              On April 23, 1997, the Company acquired certain assets from American Golf Corporation, a California corporation (the "Seller"). The acquired assets included (i) the Seller's leasehold interest in approximately 15 acres of real property in San Bruno, California on which there is a driving range, pro shop and related facilities previously operated as the "San Bruno School District Golf Center" and (ii) certain equipment, fixtures, personal property and contracts used in connection with the operation of the golf center (the "San Bruno Assets").

              The Company intends to continue operating the golf center in substantially the same manner as previously conducted.

              Colorado Beach and Sport Center
              -------------------------------

              On April 11, 1997, the Company purchased certain assets from Clifford E. Eley, as trustee of the chapter 7 bankruptcy estate of Colorado Beach and Sport Limited Partnership (the "Seller"). The acquired assets included (i) the Seller's leasehold interest in approximately 5 acres of real property in Englewood, Colorado on which there is a domed sports facility previously operated as the "Colorado Beach and Sport Center," (ii) the leasehold improvements, and (iii) certain equipment, fixtures, personal property and contracts used in connection with the operation of the sports facility.

              The Company intends to continue operating the sports facility in substantially the same manner as previously operated.

              Green Oak Golf Practice Center
              ------------------------------

              On April 2, 1997, the Company purchased all of the outstanding stock of Green Oak Golf Practice Center, Inc., a Texas corporation (the "Acquired Corporation") from the sole stockholder (the "Seller"). The Acquired Corporation owns and operates a golf driving range, miniature golf course and pro shop on 29 acres of property which it leases in Arlington, Texas.

              The Company intends to continue operating the assets of the Acquired Corporation in substantially the same manner as previously conducted.


              Randall's Island Golf Center and the Darlington Driving Range
              -------------------------------------------------------------

              On March 21, 1997, the Company acquired certain assets from American Golf Corporation, a California corporation (the "Seller"). The acquired assets included (i) the Seller's rights under that certain concession license agreement with the Department of Parks and Recreation of the City of New York to operate the golf center on Randall's Island, New York consisting of approximately 20 acres of real property on which there is a driving range, miniature golf course, pro shop and related facilities, (ii) the Seller's rights under that certain concession license agreement with Bergen County to operate the Darlington driving range consisting of approximately 14 acres of real property in Mahwah, New Jersey on which there is a driving range, pro shop and related facilities and (ii) certain equipment, fixtures, personal property and contracts used in connection with the operation of the Randall's Island Golf Center and the Darlington Driving Range.

              The Company intends to continue operating each of the Randall's Island Golf Center and the Darlington Driving Range in substantially the same manner as previously conducted. The Company intends, however, to shelter and double tier a portion of the tee line at the Randall's Island facility.

              Capital Sports Golf Center
              --------------------------

              On March 12, 1997, the Company entered into a long term lease with, and acquired certain assets from, Carolina Capital Ventures, Ltd., a North Carolina corporation. The ground lease covers approximately 20 acres of real property in Raleigh, North Carolina on which there is a driving range, miniature golf course, pro shop and related facilities previously operated as "Capital Sports Golf Center". The acquired assets included certain equipment, fixtures, personal property and contracts used in connection with the operation of the golf center.

              The Company intends to continue operating the golf center in substantially the same manner as previously conducted.

              College of the Desert Practice Center
              -------------------------------------

              On February 26, 1997, the Company entered into a sublease with, and acquired certain assets from, College Golf Center Partnership, a California general partnership (the "Seller"). The Suboccupancy Agreement related to the Seller's leasehold interest in approximately 17 acres of real property in Palm Desert, California on which there is a driving range and related facilities operated as the "College of the Desert Practice Center." The acquired assets included certain equipment, fixtures, personal property and contracts used in connection with the operation of the golf center.

              The Company intends to continue operating the golf center in substantially the same manner as previously conducted.

              Active Sports Marketing, LLC
              ----------------------------

              On July 29, 1997, the Company acquired certain assets from Active Sports Marketing, LLC, a Colorado limited liability company. The acquired assets (the "ASM Assets") included (i) the right to distribute in the United States soft golf spikes manufactured by MacNeill Engineering pursuant to a distribution agreement; and (ii) certain equipment, fixtures, personal property and contracts used in connection with the distribution of soft spikes.

              The Company intends to continue operating the ASM Assets in substantially the same manner as previously conducted.

              The aggregate cost of the 12 acquisitions described above was approximately $13,200,000.00 in cash and 158,000 shares of the Company's Common Stock. Of this amount, $575,000.00 in cash and 19,917 shares of the Company's Common Stock were placed in escrow, for periods of no more than 1 year nor less than six months, to satisfy indemnification claims of the Company, if any, under the transaction documents. The source of funds for these acquisitions was derived from the Company's working capital.

              The foregoing summary of acquisitions and related transactions is incomplete and is qualified in its entirety by reference to copies of the material transaction documents and certain other ancillary documents filed as Exhibits hereto.

    Item 7.   Financial Statements, Pro Forma Financial Information and
              Exhibits.

              (a)  Financial Statements of Businesses Acquired

                   In accordance with Item 7(a)(4) of Form 8-K, attached hereto as Exhibits are the financial statements of Palm Royale Country Club, Carver Golf Enterprises, Inc., Pinley Enterprises, Ltd., Southampton Family Golf Center, Inc.,
                   San Bruno Practice Center, Green Oak Golf Practice Center, Inc., Randall's Island Practice Center, Darlington Driving Range, and Carolina Capital Ventures, Ltd. pursuant to Regulation S-X. It is impractical to file financial statements of Leisure Complexes, Inc., Active Sports Marketing, LLC and Divot City at this time. The required financial statements of Leisure Complexes, Inc., Active Sports Marketing, LLC and Divot City will be filed under cover of a form 8-K/A within 60 days of August 11, 1997.
                   The financial statements for the Rio Salado Golf Course, College of the Desert Golf Driving Range and Colorado Beach and Sport Limited Partnership are not included as financial statements covering the substantial majority of the businesses acquired have been furnished.

              (b)  Pro Forma Financial Information

                   It is impractical to file pro forma financial information at this time. The required pro forma financial information will be filed under cover of a form 8-K/A within 60 days of August 11, 1997.

              (c)  Exhibits

              1. Agreement and Plan of Merger, dated as of July 25, 1997, among Family Golf Centers, Inc., Lake Grove Family Golf Centers, Inc. and Leisure Complexes, Inc.

              2. Escrow Agreement, dated as of July 25, 1997, among Family Golf Centers, Inc., Leisure Complexes, Inc. and Continental Stock Transfer and Trust Company.

              3. Registration Rights Agreement, dated as of July 25, 1997, by and between Family Golf Centers, Inc., Arthur J. Calace, Jr., as stockholder representative and the Selling Stockholders.

              4. Asset Purchase Agreement, dated as of June 1, 1997, by and between Three Grove Partners and Lake Grove Family Golf Centers, Inc.

              5. Ground Lease Agreement, dated as of June 1, 1997, by and between Three Grove Partners and Lake Grove Family Golf Centers, Inc.

              6. Escrow Agreement, dated as of July 25, 1997, by and among Three Grove Partners, Family Golf Centers, Inc. and Continental Stock Transfer and Trust Company.

              7. Asset Purchase Agreement, dated as of July 29, 1997, by and between Active Sports Marketing, LLC and Golden Spikes, Inc., a wholly-owned subsidiary of Family Golf Centers, Inc.

              8. Indemnity Escrow Agreement, dated as of July 29, 1997, among Active Sports Marketing, LLC, Family Golf Centers, Inc. and Continental Stock Transfer and Trust Company.

              9. Escrow Agreement, dated as of July 29, 1997, among Active Sports Marketing LLC, Family Golf Centers, Inc. and Continental Stock Transfer and Trust Company.

              10. Registration Rights Agreement, dated as of July 29, 1997, by and between Family Golf Centers, Inc. and Active Sports Marketing, LLC.

              11. Purchase Agreement, dated as of June 30, 1997, by and between Palm Lake Partners, Ltd. and Palm Family Golf Centers, Inc.

              12. Cash Escrow Agreement, dated as of June 30, 1997, by and between Palm Lake Partners, Ltd., Palm Family Golf Centers, Inc. and Continental Stock Transfer & Trust Company.

              13. Assignment and Assumption Agreement, dated as of June 30, 1997, between Carver Golf Enterprises, Inc., Carver Family Golf Centers, Inc. and Family Golf Centers, Inc.

              14. Escrow Agreement, dated as of June 30, 1997, among Carver Family Golf Centers, Inc., Family Golf Centers, Inc., Carver Golf Enterprises, Inc. and Continental Stock Transfer and Trust Company.

              15. Registration Rights Agreement, dated as of June 30, 1997, by and between Family Golf Centers, Inc. and Carver Golf Enterprises, Inc.

              16. Assignment and Assumption of Lease, dated as of June 10, 1997, by and among Divot City, D.C. Management, Inc. and Milpitas Family Golf Centers, Inc.

              17. Cash Escrow Agreement, dated as of June 26, 1997, by and among Divot City, Milpitas Family Golf Centers, Inc. and Santa Clara Land Title Company.

              18. Agreement and Plan of Merger, dated as of June 5, 1997, among Family Golf Centers, Inc., Philadelphia Family Golf Centers, Inc., Pinley Enterprises, Ltd. and each of the Stockholders of Pinley Enterprises, Ltd.

              19. Escrow Agreement, dated as of June 5, 1997, among Family Golf Centers, Inc., Robert Finley, Daniel Pinciotti and Continental Stock Transfer and Trust Company.

              20. Asset Purchase Agreement, dated as of June 5, 1997, by and between Southampton Family Golf Center, Inc. and Philadelphia Family Golf Centers, Inc.

              21. Purchase Agreement and Escrow Instruction, dated as of March 21, 1997, by and between LaSalle National Bank, as trustee and Tempe Family Golf Centers, Inc.

              22. Assignment and Assumption of Lease, dated as of April 23, 1997, by and between American Golf Corporation and San Bruno Family Golf Centers, Inc.

              23. Guaranty, made by Family Golf Centers, Inc., in favor of American Golf Corporation.

              24. Purchase and Sale Agreement, dated as of February 17, 1997, between Clifford E. Eley, as trustee and Englewood Family Golf Centers, Inc.

              25. Stock Purchase Agreement, dated as of April 2, 1997, by and between Margo Massahos, Green Oak Golf Practice Center, Inc. and Family Golf Centers, Inc.

              26. Cash Escrow Agreement, dated as of April 2, 1997, by and among Margo Massahos, Family Golf Centers, Inc. and Continental Stock Transfer and Trust Company.

              27. Assignment and Assumption of Concession Licenses, dated as of March 21, 1997, by and between American Golf Corporation, Randall's Island Family Golf Centers, Inc. and Darlington Family Golf Centers, Inc.

              28. Guaranty, made by Family Golf Centers, Inc. in favor of American Golf Corporation.

              29. Asset Purchase Agreement, dated as of March 12, 1997, by and between Carolina Capital Ventures, Ltd. and Raleigh Family Golf Centers, Inc.

              30. Ground Lease Agreement, dated as of March 12, 1997, by and between Carolina Capital Ventures, Ltd. and Raleigh Family Golf Centers, Inc.

              31. Guaranty, made by Family Golf Centers, Inc. in favor of Carolina Capital Ventures, Ltd.

              32. Cash Escrow Agreement, dated as of March 12, 1997, by and among Carolina Capital Ventures, Ltd., Raleigh Family Golf Centers, Inc. and Continental Stock Transfer and Trust Company.

              33. Asset Purchase Agreement, dated as of February 26, 1997, by and between College Golf Center Partnership and Palm Desert Family Golf Centers, Inc.

              34. Suboccupancy Agreement, dated as of February 26, 1997, by and between College Golf Center Partnership and Palm Desert Family Golf Centers, Inc.

              35. Audited Financial Statements of Palm Royale Country Club Operations owned and operated by Palm Lake

                   Partners, Ltd. for and as of the year ended December 31, 1996.

              36. Audited Financial Statements of Carver Golf Enterprises, Inc. for and as of the year ended December 31, 1996.

              37. Audited Financial Statements of Pinley Enterprises, Ltd. for and as of the year ended December 31, 1996.

              38. Audited Financial Statements of Southampton Family Golf Center, Inc., for and as of the year ended December 31, 1996.

              39. Audited Financial Statements of the San Bruno Practice Center, a division of American Golf Corporation for and as of the year ended December 31, 1996.

              40. Audited Financial Statements of Green Oak Golf Practice Center, Inc. for and as of the year ended December 31, 1996.

              41. Audited Financial Statements of Randall's Island Practice Center, a division of American Golf Corporation, for and as of the year ended December 31, 1996.

              42. Audited Financial Statements of Darlington Driving Range, a division of American Golf Corporation, for and as of the year ended December 31, 1996.

              43. Audited Financial Statements of Carolina Capital Ventures, Ltd. d/b/a Capital Sports, for and as of the year ended December 31, 1996.

    INDEX TO EXHIBITS

    Exhibits                                                       Page Numbers
    --------                                                       ------------

1. Agreement and Plan of Merger, dated as of July 25, 1997, among Family Golf Centers, Inc., Lake Grove Family Golf
    Centers, Inc. and Leisure Complexes, Inc.

2.  Escrow Agreement, dated as of July 25, 1997, among Family
    Golf Centers, Inc., Leisure Complexes, Inc. and Continental
    Stock Transfer and Trust Company.

3. Registration Rights Agreement, dated as of July 25, 1997, by and between Family Golf Centers, Inc., Arthur J. Calace,
    Jr., as stockholder representative and the Selling
    Stockholders.

4. Asset Purchase Agreement, dated as of June 1, 1997, by and between Three Grove Partners and Lake Grove Family Golf
    Centers, Inc.

5. Ground Lease Agreement, dated as of June 1, 1997, by and between Three Grove Partners and Lake Grove Family Golf
    Centers, Inc.

6. Escrow Agreement, dated as of July 25, 1997, by and among Three Grove Partners, Family Golf Centers, Inc. and
    Continental Stock Transfer and Trust Company.

7. Asset Purchase Agreement, dated as of July 29, 1997, by and between Active Sports Marketing, LLC and Golden Spikes,
    Inc., a wholly-owned subsidiary of Family Golf Centers, Inc.

8.  Indemnity Escrow Agreement, dated as of July 29, 1997, among
    Active Sports Marketing, LLC, Family Golf Centers, Inc. and
    Continental Stock Transfer and Trust Company.

9.  Escrow Agreement, dated as of July 29, 1997, among Active
    Sports Marketing LLC, Family Golf Centers, Inc. and
    Continental Stock Transfer and Trust Company.

10. Registration Rights Agreement, dated as of July 29, 1997, by and between Family Golf Centers, Inc. and Active Sports
    Marketing, LLC.

11. Purchase Agreement, dated as of June 30, 1997, by and between Palm Lake Partners, Ltd. and Palm Family Golf
    Centers, Inc.

12. Cash Escrow Agreement, dated as of June 30, 1997, by and between Palm Lake Partners, Ltd., Palm Family Golf Centers,
    Inc. and Continental Stock Transfer & Trust Company.

13. Assignment and Assumption Agreement, dated as of June 30,
    1997, between Carver Golf Enterprises, Inc., Carver Family
    Golf Centers, Inc. and Family Golf Centers, Inc.

14. Escrow Agreement, dated as of June 30, 1997, among Carver
    Family Golf Centers, Inc., Family Golf Centers, Inc., Carver
    Golf Enterprises, Inc. and Continental Stock Transfer and
    Trust Company.

15. Registration Rights Agreement, dated as of June 30, 1997, by and between Family Golf Centers, Inc. and Carver Golf
    Enterprises, Inc.

16. Assignment and Assumption of Lease, dated as of June 10,
    1997, by and among Divot City, D.C. Management, Inc. and
    Milpitas Family Golf Centers, Inc.

17. Cash Escrow Agreement, dated as of June 26, 1997, by and among Divot City, Milpitas Family Golf Centers, Inc. and
    Santa Clara Land Title Company.

18. Agreement and Plan of Merger, dated as of June 5, 1997, among Family Golf Centers, Inc., Philadelphia Family Golf
    Centers, Inc., Pinley Enterprises, Ltd. and each of the
    Stockholders of Pinley Enterprises, Ltd.

19. Escrow Agreement, dated as of June 5, 1997, among Family
    Golf Centers, Inc., Robert Finley, Daniel Pinciotti and
    Continental Stock Transfer and Trust Company.

20. Asset Purchase Agreement, dated as of June 5, 1997, by and between Southampton Family Golf Center, Inc. and
    Philadelphia Family Golf Centers, Inc.

21. Purchase Agreement and Escrow Instruction, dated as of March
    21, 1997, by and between LaSalle National Bank, as trustee and Tempe Family Golf Centers, Inc.

22. Assignment and Assumption of Lease, dated as of April 23,
    1997, by and between American Golf Corporation and San Bruno
    Family Golf Centers, Inc.

23. Guaranty, made by Family Golf Centers, Inc., in favor of
    American Golf Corporation.

24. Purchase and Sale Agreement, dated as of February 17, 1997, between Clifford E. Eley, as trustee and Englewood Family
    Golf Centers, Inc.

25. Stock Purchase Agreement, dated as of April 2, 1997, by and between Margo Massahos, Green Oak Golf Practice Center, Inc.
    and Family Golf Centers, Inc.

26. Cash Escrow Agreement, dated as of April 2, 1997, by and among Margo Massahos, Family Golf Centers, Inc. and
    Continental Stock Transfer and Trust Company.

27. Assignment and Assumption of Concession Licenses, dated as of March 21, 1997, by and between American Golf Corporation,
    Randall's Island Family Golf Centers, Inc. and Darlington
    Family Golf Centers, Inc.

28. Guaranty, made by Family Golf Centers, Inc. in favor of
    American Golf Corporation.

29. Asset Purchase Agreement, dated as of March 12, 1997, by and between Carolina Capital Ventures, Ltd. and Raleigh Family
    Golf Centers, Inc.

30. Ground Lease Agreement, dated as of March 12, 1997, by and between Carolina Capital Ventures, Ltd. and Raleigh Family
    Golf Centers, Inc.

31. Guaranty, made by Family Golf Centers, Inc. in favor of
    Carolina Capital Ventures, Ltd.

32. Cash Escrow Agreement, dated as of March 12, 1997, by and among Carolina Capital Ventures, Ltd., Raleigh Family Golf
    Centers, Inc. and Continental Stock Transfer and Trust
    Company.

33. Asset Purchase Agreement, dated as of February 26, 1997, by and between College Golf Center Partnership and Palm Desert
    Family Golf Centers, Inc.

34. Suboccupancy Agreement, dated as of February 26, 1997, by and between College Golf Center Partnership and Palm Desert
    Family Golf Centers, Inc.

35. Audited Financial Statements of Palm Royale Country Club
    Operations owned and operated by Palm Lake Partners, Ltd.
    for and as of the year ended December 31, 1996.

36. Audited Financial Statements of Carver Golf Enterprises,
    Inc. for and as of the year ended December 31, 1996.

37. Audited Financial Statements of Pinley Enterprises, Ltd. for and as of the year ended December 31, 1996.

38. Audited Financial Statements of Southampton Family Golf
    Center, Inc., for and as of the year ended December 31, 1996.

39. Audited Financial Statements of the San Bruno Practice
    Center, a division of American Golf Corporation for and as of the year ended December 31, 1996.

40. Audited Financial Statements of Green Oak Golf Practice
    Center, Inc. for and as of the year ended December 31, 1996.

41. Audited Financial Statements of Randall's Island Practice
    Center, a division of American Golf Corporation, for and as of the year ended December 31, 1996.

42. Audited Financial Statements of Darlington Driving Range, a division of American Golf Corporation, for and as of the year ended December 31, 1996.

43. Audited Financial Statements of Carolina Capital Ventures,
    Ltd. d/b/a Capital Sports, for and as of the year ended
    December 31, 1996.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 11, 1997.

                                            FAMILY GOLF CENTERS, INC.



                                            By: /s/ Dominic Chang
                                                -------------------------------
                                                    Dominic Chang,
                                                    President and Chief
                                                    Executive Officer